TIME BROKERAGE AGREEMENT


                                  by and among


                          PAXSON DECATUR LICENSE, INC.,


                    PAXSON COMMUNICATIONS OF DECATUR-23, INC.


                                       AND

                        ACME TELEVISION OF ILLINOIS, LLC


                                       for


                                     WPXU-TV

                                DECATUR, ILLINOIS


                                      * * *


                                 APRIL 23, 1999

                                TABLE OF CONTENTS

Section 1.    Sale of Station Air Time.........................................1
1.1      Representations and Warranties........................................1
1.2      Term..................................................................2
1.3      Scope.................................................................2
1.4      Consideration.........................................................2
1.5      Seller's Responsibilities.............................................2
1.6      Programmer Responsibilities...........................................3
1.7      Contracts.............................................................3

Section 2.    Station Programming Policies.....................................4
2.1      Licensee Authority....................................................4
2.2      Broadcast Station Programming Policy Statement........................4
2.3      Public Service Programming............................................5
2.4      Programmer Compliance with Copyright Act..............................5
2.5      Sales Expenses........................................................5
2.6      Payola................................................................5
2.7      Children's Television Advertising.....................................5
2.8      Control of Station....................................................5

Section 3.    Indemnification..................................................6
3.1      Programmer's Indemnification..........................................6
3.2      Sellers's Indemnification.............................................6
3.3      Limitation............................................................6
3.4      Procedure for Indemnification.........................................6
3.5      Challenge to Agreement................................................7
3.6      Survival Period.......................................................7

Section 4.    Access To Programmer Materials And Correspondence................8
4.1      Confidential Review...................................................8
4.2      Political Advertising.................................................8

Section 5.    Termination And Remedies Upon Default............................8
5.1      Termination...........................................................8
5.2      Force Majeure.........................................................9
5.3      Other Agreements......................................................9

Section 6.    Miscellaneous....................................................9
6.1      Assignment...........................................................10
6.2      Call Letters.........................................................10
6.3      Counterparts.........................................................10
6.4      Entire Agreement.....................................................10
6.5      Taxes................................................................10
6.6      Headings.............................................................10
6.7      Governing Law........................................................10
6.8      Consent to Jurisdiction..............................................10
6.9      Notices..............................................................11
6.10     Severability.........................................................11

6.11     No Joint Venture.....................................................12
6.12     Remedies.............................................................12
6.13     Guaranty of ACME Television, LLC.....................................12

                            TIME BROKERAGE AGREEMENT

     THIS TIME BROKERAGE AGREEMENT (the "Agreement"), made this 23rd day of April, 1999, by and among Paxson Decatur License, Inc., a Florida corporation ("Licensee"), Paxson Communications of Decatur-23, Inc., a Florida corporation ("Decatur-23", and together with Licensee, collectively referred to herein as "Sellers"), and ACME Television of Illinois, LLC, a Delaware limited liability company ("Programmer").

     WHEREAS, Licensee is the holder of a license issued by the Federal Communications Commission ("FCC") for television station WPXU-TV, Channel 23, Decatur, Illinois (the "Station"); and

     WHEREAS, Sellers and Programmer have entered into an Asset Purchase Agreement dated as of April 23, 1999 (the "Purchase Agreement"), pursuant to which Sellers agree to sell to Programmer, and Programmer agrees to purchase from Sellers, certain assets used or useful in the operation of the Station in accordance with the terms of the Purchase Agreement; and

     WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, Sellers and Programmer desire to enter into this Time Brokerage Agreement, pursuant to which Programmer shall provide programming for broadcast on the Station in accordance with the terms and conditions of this Agreement;

     NOW, THEREFORE, in consideration of the above recitals and the mutual promises and covenants contained herein, the parties, intending to be legally bound, hereby agree as follows:

SECTION 1.   SALE OF STATION AIR TIME

       1.1.  REPRESENTATIONS AND WARRANTIES.

             a. BY SELLERS. Sellers represent to Programmer that (i) each has all requisite corporate power and authority to execute and deliver this Agreement and the documents contemplated hereby and to perform and comply with all of the terms, covenants, and conditions to be performed and complied with by Sellers hereunder, (ii) the execution, delivery, and performance by Sellers of this Agreement and the documents contemplated hereby have been duly authorized by all necessary corporate actions on the part of Sellers, (iii) this Agreement has been duly executed and delivered by Sellers and constitutes the legal, valid, and binding obligation of Sellers, enforceable against them in accordance with its terms, except as the enforceability of this Agreement may be affected by bankruptcy, insolvency, or similar laws affecting creditors' rights generally, and by judicial discretion in the enforcement of equitable remedies, and (iv) the execution, delivery, and performance by Sellers of this Agreement and the documents contemplated hereby (with or without the giving of notice, the lapse of time, or both): (x) do not require the consent of any third party, (y) will not conflict with any provision of the organizational documents of Sellers; and (z) will not conflict with, constitute grounds for termination of, result in a breach of, or constitute a default under, any material agreement, instrument, license, or permit to which either Seller is a party or by which either Seller may be bound.

             b. BY PROGRAMMER. Programmer represents to Sellers that (i) it has all requisite limited liability company power and authority to execute and deliver this Agreement and the documents contemplated hereby and to perform and comply with all of the terms, covenants, and conditions to be performed and complied with by Programmer hereunder, (ii) the execution, delivery, and performance by Programmer of this Agreement and the documents contemplated hereby have been duly authorized by all necessary actions on the part of
Programmer,  (iii)  this  Agreement  has been duly  executed  and  delivered  by
Programmer and constitutes the legal, valid, and binding obligation of Programmer, enforceable against Programmer in accordance with its terms, except as the enforceability of this Agreement may be affected by bankruptcy, insolvency, or similar laws affecting creditors' rights generally, and by judicial discretion in the enforcement of equitable remedies, and (iv) the execution, delivery, and performance by Programmer of this Agreement and the documents contemplated hereby (with or without the giving of notice, the lapse of time, or both): (x) do not require the consent of any third party, (y) will not conflict with any provision of the organizational documents of Programmer; and (z) will not conflict with, constitute grounds for termination of, result in a breach of, or constitute a default under, any material agreement, instrument, license, or permit to which Programmer is a party or by which it may be bound.

       1.2. TERM. The term of this Agreement (the "Term") shall commence at 12:01 a.m. on June 2, 1999 (the "Effective Date") and shall continue in force for a period of ten (10) years from such date unless otherwise terminated as set forth below.

       1.3. SCOPE. On the Effective Date, Sellers shall make the Station's facilities available to Programmer for the broadcast of programming (including advertising) for broadcast on the Station 147 hours per week: provided, that Sellers shall be entitled to broadcast prime time programming provided in accordance with the Station's Affiliation Agreement with the PAX TV Network for a continuous 3-hour period selected by Programmer between 9:00 a.m. and 3:00 p.m. Monday through Friday and between midnight and 3:00 a.m., Saturday and Sunday.

       1.4. CONSIDERATION. Programmer shall be entitled to retain any and all revenue generated from the sale of advertising time in conjunction with programming broadcast on the Station, including all revenue from Programmer's sale of advertising time allocated to Programmer during the 3-hour block of PAX TV Network programming as set forth in Attachment I annexed hereto: provided, that Sellers shall retain any and all revenue from the sale of network, national, and regional advertising time sold in conjunction with the PAX TV Network programming broadcast on the Station in accordance with paragraph 1.3 of this Agreement.

       1.5.  SELLER'S RESPONSIBILITIES.

     Sellers will have full authority, power and control over the management and operations of the Station during the Term of this Agreement. Licensee will bear sole responsibility for the Station's compliance with all applicable provisions of the Communications Act of 1934, as amended, (the "Act"), the rules, regulations and policies of the FCC, and all other applicable laws and regulations. Licensee shall be solely responsible for and timely pay all operating costs of the Station (except those for which a good faith dispute has been raised with the vendor or taxing authority), including but not limited to maintenance of the studio and transmitting facility and costs of electricity. Licensee shall employ at its expense (a) a general manager who will direct the day-to-day operations of the Station, (b) at least one non-management level employee, as required by the FCC, and (c) other personnel as may be necessary for the broadcast transmission of Sellers' own programs. Subject to Section 1.6(b) below, Licensee shall be responsible for the salaries, taxes, insurance and all other related costs and expenses for all Station personnel employed by the Licensee. Whenever on the Station's premises, all personnel, including Programmer's employees and agents, shall be subject to the overall supervision of Licensee's general manager.

       1.6.  PROGRAMMER RESPONSIBILITIES.

             a. Programmer shall be solely responsible for any expenses incurred in the origination and/or delivery of programming provided by Programmer under this Agreement, including but not limited to maintenance of any remote location and ASCAP and BMI music license fees. Programmer shall employ and be solely responsible for the salaries, commissions, taxes, insurance and all other related costs and expenses for all personnel involved in the production and broadcast of its programs (including but not limited to on-air personalities, engineering personnel, sales personnel, traffic personnel, board operators and other programmers and production staff members).

             b.   In  addition  to  the  payments   required   under  subsection
(a) of this section, Programmer shall reimburse Sellers for all reasonable and necessary Station expenses incurred by Sellers in the operation of the Station, including those identified in Attachment I. Such payment will be made once a month within ten (10) business days after Programmer's receipt of invoices and other documentation reflecting Sellers' expenses in the prior month: provided, that Sellers and Programmer may at any time establish a schedule of payments to be made by Programmer to Sellers on a specified date each month to cover routine expenses which are incurred each month. To the extent there is any dispute as to whether an expense should be reimbursed by Programmer under this subsection, the parties shall engage in good faith discussions to resolve such dispute. If such dispute can not be resolved within 30 days after Sellers' presentation of an invoice for reimbursement, the parties shall refer the matter to a mutually agreeable third party (such as a certified public accountant or a qualified appraiser of broadcast properties) whose decision shall be final and binding. A dispute over any particular item or items shall not relieve Programmer of its responsibility under this subsection to make a timely payment to Sellers of those items which are not in dispute. Any payments required to be made by Programmer under this subsection that are not paid when due shall bear interest at the rate of 12 percent per annum from the date due until paid in full.

             c. During the 30-day period prior to June 2, 1999, the Station shall broadcast five (5) 30-second promotional announcements per day to promote the broadcast of the PAX TV Network programming during the times specified in Section 1.3 hereof and the commencement of the programming to be broadcast on the Station by Programmer as provided in such section.

       1.7.  CONTRACTS.  Programmer   will   not   enter  into  any  third-party
contract,  lease or agreement that will bind Licensee in any way.

SECTION 2.   STATION PROGRAMMING POLICIES

       2.1.  LICENSEE  AUTHORITY.  Notwithstanding   any other provision of this
Agreement, Licensee shall retain ultimate responsibility to broadcast programming to meet the needs and interests of viewers in the Station's service area. Licensee therefore retains the right to broadcast specific programming on issues of importance to the service area. Licensee shall also retain the right to interrupt Programmer's programming in case of an emergency or for programming which, in the good faith judgment of Licensee, is of greater local, regional or national public importance. Licensee shall also coordinate with Programmer the Station's hourly Station identification and any other announcements required to be aired by FCC rules. Licensee shall continue to maintain a main studio, as that term is defined by the FCC, within the Station's principal community contour, shall maintain its local public inspection file in accordance with FCC rules, regulations and policies, and shall prepare and place in such inspection file or files in a timely manner all material required by Section 73.3526 of the FCC's rules, including without limitation the Station's quarterly issues and program lists and Children's Television Programming Reports. Programmer shall, upon request by Licensee, provide Licensee with such information concerning Programmer's programs and advertising as is necessary to assist Licensee in the preparation of such material. Licensee shall also maintain the Station's logs, receive and respond to telephone inquiries, and control and oversee any remote control point which may be established for the Station.

       2.2. BROADCAST STATION PROGRAMMING POLICY STATEMENT. Licensee's Broadcast Station Programming Policy Statement (the "Policy Statement"), a copy of which is annexed hereto as Attachment II, may be amended in a reasonable manner from time to time by Licensee upon notice to Programmer. Programmer shall comply in all material respects with the Policy Statement, with all rules and policies of the FCC, and with all changes subsequently made by Licensee or the FCC in any of the foregoing: provided, that no breach of the provisions of such Policy Statement or the FCC rules and policies by Programmer shall be a cause for termination of this Agreement unless such breach or a series of such breaches would reasonably be expected to cause revocation or non-renewal of the Station's FCC Licenses. Licensee's recourse for any other breach of Programmer's obligation in the preceding sentence shall be limited to (a) recovery of Damages, as defined below, suffered by Licensee with respect thereto and (b) Programmer's immediate discontinuance and, if applicable, cure of any such breach. Programmer shall furnish or cause to be furnished the artistic personnel and material for the programs as provided by this Agreement and all programs shall be prepared and presented in conformity with the rules, regulations and policies of the FCC and with the Policy Statement. All advertising spots and promotional material or announcements shall comply with applicable federal, state and local regulations and policies and shall be produced in accordance with quality standards established by Programmer. If Licensee determines, in the exercise of Licensee's sole discretion, that any broadcast material supplied by Programmer is for any reason unsatisfactory, unsuitable or contrary to the public interest, or does not comply with the Policy Statement, Licensee may, upon prior written notice to Programmer (to the extent time permits such notice), suspend or cancel the broadcast of such material without incurring liability to Programmer. Licensee will use reasonable efforts to provide such written notice to Programmer prior to the suspension or cancellation of such material. Programmer shall use reasonable efforts to notify

Licensee 24 hours in advance of material changes in the programming provided by Programmer for broadcast on the Station.

       2.3. PUBLIC SERVICE PROGRAMMING. Programmer shall cooperate as reasonably directed by Licensee to help Licensee ensure the broadcast of programming responsive to the needs and interests of the Station's service area in compliance with applicable FCC requirements. Programmer shall also provide Licensee upon reasonable request such other information necessary to enable Licensee to prepare records and reports required by the Commission or other local, state or federal government entities.

       2.4. PROGRAMMER COMPLIANCE WITH COPYRIGHT ACT. Programmer represents and warrants to Licensee that Programmer has full authority to broadcast its programming on the Station and that Programmer shall not broadcast any material in violation of the Copyright Act. All music supplied by Programmer shall be:
(a) licensed by ASCAP, SESAC or BMI; (b) in the public domain; or (c) cleared at the source by Programmer. Licensee will maintain ASCAP, BMI and SESAC licenses as necessary. The right to use programming supplied by Programmer and to authorize its use in any manner shall be and remain vested in Programmer.

       2.5. SALES EXPENSES. Programmer shall be responsible for payment of all expenses attributable to Programmer's sale of advertising time on the Station, including, but not limited to, commissions due to any national sales representative engaged by it for the purpose of selling national advertising which is carried during the programming it provides to Licensee.

       2.6. PAYOLA. Programmer agrees that it and its employees will not accept any consideration, compensation, gift or gratuity of any kind whatsoever, regardless of its value or form, including, but not limited to, a commission, discount, bonus, material, supplies or other merchandise, services or labor (collectively "Consideration"), whether or not pursuant to written contracts or agreements between Programmer and merchants or advertisers, unless the payer is identified in the program for which Consideration was provided as having paid for or furnished such Consideration, in accordance with the Act and FCC requirements. Programmer agrees to annually, or more frequently at the request of the Licensee, execute and provide Licensee with a Payola Affidavit from each of its employees involved with the Station substantially in the form attached hereto as Attachment III.

       2.7. CHILDREN'S TELEVISION PROGRAMMING AND ADVERTISING. Programmer (a) shall, subject to Licensee's ultimate responsibility and supervision, arrange for the broadcast of programming on the Station necessary to comply with the FCC children's programming requirements (b) will not broadcast advertising within programs originally designed for children aged 12 years and under in excess of the amounts permitted under applicable FCC rules and (c) will take all steps necessary to pre-screen children's programming broadcast during the hours it is providing such programming to ensure that advertising is not being broadcast in excess of the applicable FCC rules.

       2.8. CONTROL OF THE STATION. Programmer shall not, directly or indirectly, control, supervise, direct, or attempt to control, supervise, or direct, the operations of the Station. Such operations, including complete control and supervision of all of the programs, employees, and policies of the Station, shall be the sole responsibility of Sellers until the termination of this

Agreement. To ensure that Licensee shall have the unfettered ability to control and supervise all programs, employees and policies of the Station, Licensee shall be permitted unrestricted access to and the right to use at all times the Station's transmitter and studio facilities. In performing its responsibilities hereunder, Licensee shall use all commercially reasonable efforts to avoid interfering with Programmer's operations.

SECTION 3.   INDEMNIFICATION.

       3.1. PROGRAMMER'S INDEMNIFICATION. Programmer shall indemnify and hold Sellers harmless from and against any and all claims, losses, costs, liabilities, damages, forfeitures and expenses (including reasonable legal fees and other expenses incidental thereto) of every kind, nature and description (collectively, "Damages") resulting from (i) Programmer's breach of any representation,  warranty,  covenant or agreement  contained in this  Agreement,
(ii) Programmer's negligence or willful misconduct or the negligence or willful misconduct of its employees or agents, and (iii) Damages relating to violations of the Copyright Act, the Act or any rule, regulation or policy of the FCC, forfeitures imposed by the FCC, slander, defamation or other third-party claims relating to programming provided by Programmer and Programmer's broadcast and sale of advertising time on the Station.

       3.2. SELLER'S INDEMNIFICATION. Seller shall indemnify and hold Programmer harmless from and against any and all Damages resulting from (i) Seller's breach of any representation, warranty, covenant or agreement contained in this Agreement, (ii) Seller's negligence or willful misconduct or the negligence or willful misconduct of its employees or agents, and (iii) Damages relating to violations of the Copyright Act, the Act or any rule, regulation or policy of the FCC, forfeitures imposed by the FCC, slander, defamation or other third-party claims relating to programming provided by Seller and Seller's broadcast and sale of advertising time on the Station.

       3.3. LIMITATION. Neither Sellers nor Programmer shall be entitled to indemnification pursuant to this section unless such claim for indemnification is asserted in writing delivered to the other party within the time frame set forth in Section 3.6.

       3.4.  PROCEDURE FOR INDEMNIFICATION.  The procedure for   indemnification
shall be as follows:

             a. The party claiming indemnification (the "Claimant") shall promptly give written notice to the party from which indemnification is claimed (the "Indemnifying Party") of any claim, whether between the parties or brought by a third party, specifying in reasonable detail the factual basis for the claim. If the claim relates to an action, suit, or proceeding filed by a third party against Claimant, such notice shall be given by Claimant no later than ten (10) business days after written notice of such action, suit, or proceeding was given to Claimant: provided that the failure to timely give notice shall not extinguish the Claimant's right to indemnification unless such failure materially adversely affects the Indemnifying Party's rights.

             b. With respect to claims solely between the parties, following receipt of notice from the Claimant of a claim, the Indemnifying Party shall have thirty (30) days to make such investigation of the claim as the Indemnifying Party deems necessary or desirable. For the purposes of such investigation, the Claimant agrees to make available to the Indemnifying Party or its authorized representatives the information relied upon by the Claimant to substantiate the claim. If the Claimant and the Indemnifying Party agree in writing at or prior to the expiration of the thirty-day period (or any mutually agreed upon extension thereof) to the validity and amount of such claim, the Indemnifying Party shall immediately pay to the Claimant the full amount of the claim or such amount as agreed to by the parties. If the Claimant and the Indemnifying Party do not agree within the 30-day period (or any mutually agreed upon extension thereof), the Claimant may seek any remedy available to it at law or equity.

             c. With respect to any claim by a third party as to which the Claimant is entitled to indemnification under this Agreement, the Indemnifying Party shall have the right, at its own expense, to assume control of the defense of such claim, and the Claimant shall cooperate fully with the Indemnifying Party, subject to reimbursement for actual out-of-pocket expenses incurred by the Claimant as the result of a request by the Indemnifying Party. If the Indemnifying Party elects to assume control of the defense of any third-party claim, the Claimant shall have the right to participate in the defense of such claim at its own expense. If the Indemnifying Party does not assume control, it shall be bound by the results obtained by the Claimant with respect to such claim: provided, that the Claimant shall not settle any third party claim without first giving the Indemnifying Party ten (10) business days' prior notice of the terms of such settlement.

             d. If a claim, whether between the parties or by a third party, requires immediate action, the parties will make every commercially reasonable effort to reach a decision with respect thereto as expeditiously as possible.

             e. The indemnification rights provided herein shall extend to the shareholders, directors, officers, employees, representatives and successors and assigns of any Claimant although for the purpose of the procedures set forth in this Section 3.4, any indemnification claims by such parties shall be made by and through the Claimant.

       3.5. CHALLENGE TO AGREEMENT. Subject to the terms of Section 6.10, if this Agreement is challenged by or before the FCC, whether or not in connection with the Station's license renewal application, counsel for the Licensee and counsel for the Programmer shall jointly defend this Agreement and the parties' performance hereunder throughout all FCC proceedings. Each party shall bear any and all expenses incurred by it for such defense, including counsel fees. If the parties cannot reform this Agreement as necessary to satisfy any adverse FCC decision, the parties shall seek reversal of the FCC's decision and approval from the full Commission.

       3.6. SURVIVAL PERIOD. The representations and warranties of the parties under this Agreement shall survive for a period of one (1) year after termination of this Agreement in accordance with its terms. Any claim for indemnification under this section must be made on or before expiration of that one-year period.

SECTION 4.   ACCESS TO PROGRAMMER MATERIALS AND CORRESPONDENCE

       4.1. CONFIDENTIAL REVIEW. Licensee shall be entitled to review at its discretion from time to time on a confidential basis any of Programmer's programming material it may reasonably request. Programmer shall promptly provide Licensee with copies of all correspondence and complaints received from the public (including any telephone logs of complaints called in) and copies of all program logs and promotional materials. However, nothing in this section shall entitle Licensee to review the internal corporate or financial records of the Programmer.

       4.2. POLITICAL ADVERTISING. Programmer shall assist Licensee in complying with all rules of the FCC regarding political broadcasting. Licensee shall promptly supply to Programmer, and Programmer shall promptly supply to Licensee, such information, including all inquiries concerning the broadcast of political advertising, as may be necessary to comply with FCC rules and policies, including the lowest unit rate, equal opportunities, reasonable access, political file and related requirements of applicable law. Licensee, in consultation with Programmer, shall develop a statement which discloses its political broadcasting rates and policies to political candidates, and Programmer shall follow those rates and policies in the sale of political programming and advertising. In the event that Programmer fails to satisfy the political broadcasting requirements under the Act and the rules of the FCC, then, to the extent reasonably necessary to assure compliance with such requirements and rules, Programmer shall either provide rebates to political advertisers or release broadcast time and/or advertising availabilities to Licensee at no cost to Licensee for use by the affected political candidates.

SECTION 5.   TERMINATION AND REMEDIES UPON DEFAULT

       5.1.  TERMINATION.

             a. This Agreement may be terminated as set forth below by either Sellers or Programmer by written notice to the other, if the party seeking to terminate is not then in material default or material breach hereof, upon the occurrence of any of the following:

                  (i) subject to the provisions of Section 6.10, this Agreement is declared invalid or illegal in whole or substantial part by an order or decree of an administrative agency or court of competent jurisdiction and such order or decree has become final and no longer subject to further administrative or judicial reconsideration or review;

                  (ii) By Sellers, if Programmer has committed a material breach or a series of material breaches of the Policy Statement or an FCC rule, regulation or policy which would reasonably be expected to cause revocation or nonrenewal of the Station's license.

                  (iii)  By     Programmer,     if   either   of  Sellers  is in
material breach of its obligations under this Agreement and has failed to cure such breach within thirty (30) days of notice from Programmer;

                  (iv)   the mutual consent of both parties;

                  (v) a material change in FCC rules, policies or precedent that would cause this Agreement to be in violation thereof, and (x) such change is in effect and not the subject of an appeal or further administrative reconsideration or review and (y) this Agreement cannot be reformed, in a manner reasonably acceptable to Programmer and Licensee, to remove and/or eliminate the violation: provided, that, in the event the Agreement is terminated pursuant to this paragraph, Licensee shall accommodate any reasonable request by Programmer, at Programmer's sole expense, to provide Programmer with the benefit of the bargain reflected in this Agreement; or

                  (vi)   upon the sale of the Station to Programmer.

             b. During any period prior to the effective date of any termination of this Agreement, Programmer and Licensee shall cooperate in good faith to ensure that Station's operations will continue, to the extent feasible, in accordance with the terms of this Agreement and in a manner that will minimize, to the extent feasible, the resulting disruption of the Station's ongoing operations.

       5.2. FORCE MAJEURE. Any failure or impairment of the Station's facilities or any delay or interruption in the broadcast of programs, or failure at any time to furnish facilities, in whole or in part, for broadcast, due to Acts of God, strikes, lockouts, material or labor restrictions by any governmental authority, civil riot, floods and any other cause not reasonably within the control of Licensee, or for power reductions necessitated for maintenance of the Station or for maintenance of other radio or television broadcast stations located on the tower from which the Station is broadcasting, shall not constitute a breach of this Agreement, and Licensee will not be liable to Programmer for reimbursement or reduction of the consideration owed to Licensee.

       5.3. OTHER AGREEMENTS. During the term of this Agreement, neither Licensee nor Programmer will enter into any other agreement with any third party that would conflict with or result in breach of this Agreement by Licensee or Programmer.

SECTION 6.   MISCELLANEOUS.

       6.1.  ASSIGNMENT.

             a. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

             b.   Neither   this  Agreement    nor    any    of    the   rights,
interests or obligations of either party hereunder shall be assigned, encumbered, hypothecated or otherwise transferred without the prior written consent of the other party: provided, that Programmer may assign its rights and obligations under this Agreement at any time to any subsidiary of Programmer or to any other party under common control with Programmer; provided further, that Programmer may assign its rights and obligations under this Agreement at any time after the First Closing, as that term is defined in the Purchase Agreement, in conjunction with Programmer's assignment of its rights and obligations under the Purchase Agreement with respect to the Station in accordance with the assignment provision thereof; and, provided further, that Licensee shall use commercially reasonable efforts to cooperate with Programmer to effectuate such assignment.

No such assignment shall relieve ACME Television, LLC of its obligations under Section 6.13 hereof.

             c. Notwithstanding anything to the contrary in this Section, Sellers shall, simultaneous with the execution of this Agreement, execute a consent to Conditional Assignment by Programmer of its rights hereunder to Programmer's lenders.

       6.2. CALL LETTERS. Upon request of Programmer, subject to the consent of the Licensee ( which shall not be unreasonably withheld), Licensee shall apply to the FCC for authority to change the call letters of the Station (with the consent of the FCC) to such call letters that Programmer shall reasonably designate, and Licensee shall be free to seek FCC approval for assignment of the Station's current call letters to another Station licensed to any affiliate of Sellers. Licensee must coordinate with Programmer any such proposed changes to the call letters of the Station before taking any action to change such letters.

       6.3.  COUNTERPARTS.  This Agreement may be executed  in   one   or   more
counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

       6.4. ENTIRE AGREEMENT. This Agreement (including the Attachments hereto and the other agreements referenced herein) embody the entire agreement and understanding of the parties relating to the operation of the Station and supersede any and all prior and contemporaneous agreements and understandings of the parties. No amendment, waiver of compliance with any provision or condition hereof, or consent pursuant to this Agreement will be effective unless evidenced by an instrument in writing signed by the parties.

       6.5. TAXES. Licensee and Programmer shall each pay its own ad valorem taxes, if any, which may be assessed on such party's respective personal property for the periods that such items are owned by such party.

       6.6. HEADINGS. The headings are for convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

       6.7. GOVERNING LAW. The obligations of Licensee and Programmer are subject to applicable federal, state and local law, rules and regulations, including, but not limited to, the Act and the rules and policies of the FCC. The construction and performance of the Agreement will be governed by the laws of the State of Delaware without regard to conflict of law principles.

       6.8. CONSENT TO JURISDICTION. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the United States District Court for the District of Delaware and the Supreme Court of New Castle County, Delaware and/or Chancery Court of New Castle County, Delaware for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties hereto agrees, subject to compliance with applicable rules of procedure, to commence any action, suit or proceeding relating hereto in the United States District Court for the District of Delaware (unless venue or jurisdiction restrictions preclude resort to that court, and, in that event, resort shall be had to the Supreme Court of New Castle County, Delaware and/or Chancery Court of New Castle County,

Delaware). Each of the parties hereto further agrees that service of any process, summons, notice or document by certified mail-return receipt requested to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in the State of Delaware with respect to any matters to which it has submitted to jurisdiction in this section. Each of the parties hereto irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the Supreme Court of New Castle County, Delaware and/or Chancery Court of New Castle County, Delaware or (b) the United States District Court for the District of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding in any such court has been brought in an inconvenient form.

       6.9. NOTICES. All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be (a) in writing, (b) delivered by personal delivery, or sent by commercial overnight delivery service or certified mail return receipt requested, (c) deemed to have been given on the date of personal delivery, or the date set forth in the records of the delivery service or on the return receipt, and (d) addressed as follows:

        To Programmer:                  ACME Television of Illinois, LLC
                                        Suite 202
                                        10829 Olive Boulevard
                                        St. Louis, MO  63141
                                        Attention:  Douglas Gealy


        With copy to                    Lewis J. Paper, Esquire
                                        Dickstein Shapiro Morin & Oshinsky LLP
                                        2101 L Street, N.W.
                                        Washington, D.C. 20037


        To Licensee:                    Paxson Decatur License, Inc.
                                        601 Clearwater Park Road
                                        West Palm Beach, Florida  33401
                                        Attention:  Mr. Lowell W. Paxson


        With copy to:                   John R. Feore, Jr., Esquire
                                        Dow, Lohnes & Albertson, PLLC
                                        1200 New Hampshire Avenue, N.W.
                                        Suite 800
                                        Washington, D.C.  20036

       6.10. SEVERABILITY.     If   any  provision  of  this  Agreement  or  the
application       thereof       to       any      person    or     circumstances
shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. In the event that the FCC raises a substantial and material question as to the validity of any provision of this Agreement, the parties hereto shall negotiate in good faith to revise any such provision of this Agreement with a view toward assuring compliance with all then existing FCC rules and policies which may be applicable, while attempting to preserve, as closely as possible, the intent of the parties as embodied in the provision of this Agreement which is to be so modified.

       6.11. NO JOINT VENTURE. Nothing in this Agreement shall be deemed to create a joint venture between the Sellers and the Programmer.

       6.12. REMEDIES. In the event that either party breaches or threatens to breach any provision of this Agreement, the other party shall be entitled to seek any remedy available at law or equity, including, if appropriate, specific performance. Notwithstanding anything to the contrary in this Agreement, the remedy of specific performance will be available to Sellers for any breach or threatened breach by Programmer of Programmer's obligations under Section 2.2 and the proviso in Section 1.3 of this Agreement. If Sellers do seek specific performance for an actual or threatened breach of such obligations, Programmer shall waive the defense that Sellers have an adequate remedy at law. If any party institutes litigation to enforce its rights under this Agreement, the prevailing party or parties shall be reimbursed by the other party or parties for all reasonable expenses incurred thereby, including reasonable attorney's fees.

       6.13. GUARANTY OF ACME TELEVISION, LLC.

             a.   ACME   Television,   LLC ("ACME") irrevocably  guarantees,  as
principal and not as surety, to Sellers, the full and prompt performance by Programmer of all of its obligations under this Agreement. The foregoing guaranty (the "ACME Guaranty") shall apply and survive until all obligations of Programmer under this Agreement are performed and satisfied in accordance with the terms hereof and thereof.

             b. ACME hereby represents and warrants to Sellers as follows: (i) ACME is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite limited liability company power and authority to execute, deliver and perform this ACME Guaranty according to its terms; (ii) the execution, delivery and performance of this ACME Guaranty and the consummation of the of the transactions contemplated hereby by ACME have been duly authorized by all necessary limited liability company action on the part of ACME; (iii) this ACME Guaranty has been duly executed and delivered by ACME and constitutes the legal, valid and binding obligation of ACME, enforceable against ACME in accordance with its terms, except as the enforceability of this ACME Guaranty may be affected by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by judicial discretion in the enforcement of equitable remedies; and (iv) the execution, delivery and performance of this ACME Guaranty (1) do not require the consent of any third party, (2) do not conflict with the Operating Agreement or Certificate of ACME, and (3) do not conflict in any material respect with, result in a material breach of, or constitute a material default under any law, judgment, order, ordinance, injunction, decree, rule, regulation or ruling of any court or governmental authority applicable to ACME or any material contract or agreement to which ACME is a party or by which ACME may be bound.

     IN WITNESS WHEREOF, the parties hereto have executed this Time Brokerage Agreement the day and year first above written.

                                            PAXSON DECATUR LICENSE, INC.


                                            By:/s/ William L. Watson
                                               ---------------------------------
                                               Name:  William L. Watson
                                               Title: Secretary


                                            PAXSON COMMUNICATIONS OF DECATUR-23,
                                                 INC.


                                            By:/s/ William L. Watson
                                               ---------------------------------
                                               Name:  William L. Watson
                                               Title: Secretary


                                            ACME TELEVISION OF ILLINOIS, LLC


                                            By:/s/ Thomas D. Allen
                                               ---------------------------------
                                               Name:
                                               Title:

                                  ATTACHMENT I

                          STATION EXPENSES & OPERATIONS


     Licensee shall be responsible for payment of the following reasonable and necessary Station expenses incurred in the ordinary course of business: *

    (1) Tower Lease Rent and Utility Payments

    (2) Property Insurance and Taxes

    (3) Fees Payable to Governmental Authorities

    (4) Administrative Expenses

    (5) Equipment Maintenance and Repair

    (6) Microwave Relay and Fiber Lease Expenses

    (7) Salaries and Benefits for Employees (including master control operators)

    (8) All payments pursuant to this Agreement shall be made by delivery of a check by overnight courier to Sellers at the address set forth in Section 6.9. Any amount that is payable on a Saturday, Sunday or public holiday shall be made on the next succeeding business day.



     In addition to any other rights to sell time set forth in the Agreement, Programmer shall be entitled to sell 6 minutes of local advertising time to advertisers for 6 minutes per hour during each 3-hour block of PAX TV Network programming (although Programmer shall be permitted to sell such time to any local, regional or national advertiser).

_____________________________

*Programmer    shall   have no  obligation  to reimburse  Licensee for corporate
overhead expenses or salaries or benefits payable to employees for work performed on any station other than the Station.

                                  ATTACHMENT II

                 BROADCAST STATION PROGRAMMING POLICY STATEMENT

                 BROADCAST STATION PROGRAMMING POLICY STATEMENT

     The following sets forth the policies generally applicable to the presentation of programming and advertising over WPXU-TV, Channel 23_, Decatur, Illinois. All programming and advertising broadcast by the station must conform to these policies and to the provisions of the Communications Act of 1934, as amended [the "Act"], and the Rules and Regulations of the Federal Communications Commission ["FCC"].

STATION IDENTIFICATION

The station must broadcast a station identification announcement once an hour as close to the hour as feasible in a natural break in the programming. The announcement must include (1) the station's call letters; followed immediately by (2) the station's city of license.

BROADCAST OF TELEPHONE CONVERSATIONS

Before recording a telephone conversation for broadcast or broadcasting such a conversation simultaneously with its occurrence, any party to the call must be informed that the call will be broadcast or will be recorded for later broadcast, and the party's consent to such broadcast must be obtained. This requirement does not apply to calls initiated by the other party which are made in a context in which it is customary for the station to broadcast telephone calls.

SPONSORSHIP IDENTIFICATION

When money, service, or other valuable consideration is either directly or indirectly paid or promised as part of an arrangement to transmit any programming, the station at the time of broadcast shall announce (1) that the matter is sponsored, either whole or in part; and (2) by whom or on whose behalf the matter is sponsored. Products or services furnished to the station in consideration for an identification of any person, product, service, trademark or brand name shall be identified in this manner.

In the case of any political or controversial issue broadcast for which any material or service is furnished as an inducement for its transmission, an announcement shall be made at the beginning and conclusion of the broadcast stating (1) the material or service that has been furnished; and (2) the person(s) or association(s) on whose behalf the programming is transmitted.
However, if the broadcast is 5 minutes duration or less, the required announcement need only be made either at its beginning or end.

Prior to any sponsored broadcast involving political matters or controversial issues, the station shall obtain a list of the chief executive officers, members of the executive committee or board of directors of the sponsoring organization and shall place this list in the station's public inspection file.

PAYOLA/PLUGOLA

The station, its personnel, or its programmers shall not accept or agree to accept from any person any money, service, or other valuable consideration for the broadcast of any matter unless such fact is disclosed to the station so that all required station identification announcements can be made. All persons responsible for station programming must, from time to time, execute such documents as may be required by station management to confirm their understanding of and compliance with the FCC's sponsorship identification requirements.

REBROADCASTS

The station  shall not  rebroadcast  the signal of any other  broadcast  station
without  first   obtaining  such  station's   prior  written   consent  to  such
rebroadcast.

PERSONAL ATTACKS

The station shall not air attacks upon the honesty, character, integrity or like personal qualities of any identified person or group. If such an attack should nonetheless occur during the presentation of views on a controversial issue of public importance, those responsible for programming shall submit a tape or transcript of the broadcast to station management and to the person attacked within 48 hours, and shall offer the person attacked a reasonable opportunity to respond.

POLITICAL EDITORIALS

Unless specifically authorized by station management, the station shall not air any editorial which either endorses or opposes a legally qualified candidate for public office.

CHILDREN'S PROGRAMMING

The station shall broadcast requisite amounts of educational and informational programming designed to further the positive development of children aged 16 years and younger.


POLITICAL BROADCASTING

All "uses" of the station by legally qualified candidates for elective office shall be in accordance with the Act and the FCC's Rules and policies, including without limitation, equal opportunities requirements, reasonable access requirements, lowest unit charge requirements and similar rules and regulations.

OBSCENITY AND INDECENCY

The station shall not broadcast any obscene material. Material is deemed to be obscene if the average person, applying contemporary community standards in the local community, would find that the material, taken as a whole, appeals to the prurient interest; depicts or describes in a patently offensive way sexual conduct specifically defined by applicable state law; and taken as a whole, lacks serious literary artistic, political or scientific value.

The station shall not broadcast any indecent material outside of the periods of time prescribed by the Commission. Material is deemed to be indecent if it includes language or material that, in context, depicts or describes, in terms patently offensive as measured by contemporary community standards for the broadcast medium, sexual or excretory activities or organs.

BILLING

No entity which sells advertising for airing on the station shall knowingly issue any bill, invoice or other document which contains false information concerning the amount charged or the broadcast of advertising which is the subject of the bill or invoice. No entity which sells advertising for airing on the station shall misrepresent the nature or content of aired advertising, nor the quantity, time of day, or day on which such advertising was broadcast.

CONTESTS

Any contests conducted on the station shall be conducted substantially as announced or advertised and in compliance with State law with respect thereto. Advertisements or announcements concerning such contests shall fully and accurately disclose the contest's material terms. No contest description shall be false, misleading or deceptive with respect to any material term.

HOAXES

The station shall not knowingly broadcast false information concerning a crime or catastrophe.

EMERGENCY INFORMATION

Any emergency information which is broadcast by the station shall be transmitted both aurally and visually or only visually.

LOTTERY

The station shall not advertise or broadcast any information concerning any lottery (except the Illinois State Lottery and any other state lottery). The station may advertise and provide information about lotteries conducted by non-profit groups, governmental entities and in certain situations, by commercial organizations, if and only if there is no state or local restriction or ban on such advertising or information and the lottery is legal under state or local law. Any and all lottery advertising must first be approved by station management.

ADVERTISING

Station shall comply with all federal, state and local laws concerning advertising, including without limitation, all laws concerning misleading advertising, and the advertising of alcoholic beverages. The station shall not sell or broadcast advertising for liquor, tobacco products, psychics, casino gambling or pregnancy termination products or services.

PROGRAMMING PROHIBITIONS

Knowing broadcast of the following types of programs and announcements is prohibited:

         FALSE CLAIMS.  False or unwarranted claims for any product or service.

         UNFAIR  IMITATION.  Infringements  of  another    advertiser's   rights
         through plagiarism or unfair imitation of either program idea or copy, or any other unfair competition.

         OBSCENE AND INDECENT  MATERIAL.  Any  programs  or  announcements  that
         are   obscene   or   indecent under applicable FCC policies, rules, and
         decisions.

         VIOLENCE.  Any     programs  which are excessively violent, measured by
         industry/network standards.

         UNAUTHENTICATED TESTIMONIALS.  Any    testimonials    which   cannot be
         authenticated.

                                 ATTACHMENT III

                                PAYOLA STATEMENT

                            FORM OF PAYOLA AFFIDAVIT


City of  ______________             )
                                    )
County of  ______________           )       SS:
                                    )
State of  ______________            )


                          ANTI-PAYOLA/PLUGOLA AFFIDAVIT


______________ , being first duly sworn, deposes and says as follows:

1.       He is _____________________ for ________________________.
                      Position

2.       He has acted in the above capacity since _______.

3. No matter has been broadcast by WPXU-TV for which service, money or other valuable consideration has been directly or indirectly paid, or promised to, or charged, or accepted, by him from any person, which matter at the time so broadcast has not been announced or otherwise indicated as paid for or furnished by such person.

4. So far as he is aware, no matter has been broadcast by WPXU-TV for which service, money, or other valuable consideration has been directly or indirectly paid, or promised to, or charged, or accepted by WPXU-TV or by any independent contractor engaged by WPXU-TV in furnishing programs, from any person, which matter at the time so broadcast has not been announced or otherwise indicated as paid for or furnished by such person.

5. In future, he will not pay, promise to pay, request, or receive any service, money, or any other valuable consideration, direct or indirect, from a third party, in exchange for the influencing of, or the attempt to influence, the preparation of presentation of broadcast matter on WPXU-TV.

6. Nothing contained herein is intended to, or shall prohibit receipt or acceptance of anything with the expressed knowledge and approval of my employer, but henceforth any such approval must be given in writing by someone expressly authorized to give such approval.

7. He, his spouse and his immediate family do__ / do not __ have any present direct or indirect ownership interest in (other than an investment in a corporation whose stock is publicly held), serve as an officer or director of, whether with or without compensation, or serve as an employee of, any person, firm or corporation engaged in:

         1.         The publishing of music;

         2. The production, distribution (including wholesale and retail sales outlets), manufacture or exploitation of music, films, tapes, recordings or electrical transcriptions of any program material intended for radio broadcast use;
         3. The exploitation, promotion, or management or persons rendering artistic, production and/or other services in the entertainment field;
         4.       The  ownership or operation of one or more radio or television
                  Station;
         5.       The   wholesale  or retail sale of records intended for public
                  purchase;
         6. Advertising on WPXU-TV, or any other station owned by its Licensee (excluding nominal stockholdings in publicly owned companies).

8.       The      facts     and   circumstances   relating  to such interest are
         none ___ / as follows ___  :

         _______________________________________________________________________
         _______________________________________________________________________
         ___________________________________

         Affiant

Subscribed and sworn to before me
This _____ day of ________, 19 __.


----------------------------
Notary Public

My Commission expires:  ______________.